INCOME TAXES	12 Months Ended
Dec. 31, 2014
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 11—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
United States	$(14,809)	$(156,696)	$11,826
Foreign	(13,837)	136,317	(45,013)
	$(28,646)	$(20,379)	$(33,187)

The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Current
United States	$—	$1	$(40)
Foreign	2,042	2,730	4,643
Total Current	2,042	2,731	4,603
Deferred
United States	—	—	—
Foreign	(424)	(380)	(2,211)
Total Deferred	(424)	(380)	(2,211)
Total	$1,618	$2,351	$2,392

As of December 31, 2014, the Company had gross unrecognized tax benefits of approximately $45.4 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $35.2 million. Of the total $45.4 million gross unrecognized tax benefits, $10.2 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2014, the total amount of interest and penalties recognized in the Consolidated Statement of Operations was $0.3 million. The Company had accrued interest and penalties of approximately $3.9 million as of December 31, 2014 and approximately $3.6 million as of December 31, 2013.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2004 through 2014 are still open for examination in China. The Company's tax years for 2006 through 2014 are still open for examination in the United States.

FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company's unrecognized tax benefits is as follows:

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$45,430	$54,012	$55,650
Additions based on tax positions related to the current year	142	151	80
Reductions for tax positions related to prior years	(190)	(1,627)	(1,288)
Lapse of statute of limitations	—	(7,106)	(430)
Ending balance—gross unrecognized tax benefits (UTB's)	45,382	45,430	54,012
UTB's as a credit in deferred taxes	(33,021)	(33,187)	(39,402)
Federal benefit of state taxes	(2,176)	(2,244)	(2,312)
UTB's that would impact the effective tax rate	$10,185	$10,019	$12,298

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31, 2014	December 31, 2013
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$4,920	$11,125
Deferred revenue and customer advances, net	—	—
Net operating loss carryforward	230,597	254,153
Tax credit carryforwards	87,703	95,692
Capital loss carryforwards	3,997	18,671
Writedowns/amortization of intangible assets and goodwill	12,997	15,651
Fixed assets	6,008	7,263
Demo equipment income	7,070	7,104
Accrued warranties	—	—
Other	22,683	18,459
Total Deferred Tax Assets	375,975	428,118
Deferred Tax Liabilities
Prepaid expense	(576)	(472)
Deferred revenue and customer advances, net	(2,494)	(1,183)
Accrued warranties	(281)	(165)
Total Deferred Tax Liabilities	(3,351)	(1,820)
Total Deferred Tax Assets (Liabilities)	$372,624	$426,298
Less: Valuation Allowance	(368,672)	(422,789)
Total Deferred Tax Assets (Liabilities)	$3,952	$3,509

The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2014, the Company had no gross U.S. deferred income tax liability on foreign earnings.

As of December 31, 2014, the Company had undistributed earnings of approximately $97.4 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

As of December 31, 2014, the Company's U.S. federal net operating loss carryforwards were $552.7 million and expire in varying amounts between 2025 and 2034. As of December 31, 2014, state net operating loss carryforwards were $221.4 million and expire in varying amounts between 2015 and 2032. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $204.7 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2014, approximately $237.2 million net operating loss carryforwards in China has expired and as such, as of that date $35.6 million of DTAs and the related full valuation allowance have been removed from the above table. The Company still had net operating loss carryforwards of approximately $78.5 million in China and will expire in varying amounts between 2015 and 2019. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $11.8 million valuation allowance against the related deferred tax assets. As of December 31, 2014, the Company had net operating loss carryforwards in countries other than the U.S. and China. These net operating loss carryforwards are approximately $94.9 million. The majority of the net operating loss carryforwards does not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $14.1 million against the related deferred tax assets.

As of December 31, 2014, the Company had U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also had U.S. research and development credit carryforwards of $12.1 million, $3.8 million of the credits have an indefinite life and $8.3 million of the credits expire in varying amounts between 2015 and 2030. The Company has U.S. foreign tax credits of $74.5 million which expire in varying amounts between 2015 and 2025. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $87.7 million valuation allowance against the related deferred tax assets.

The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years Ended December 31,
	2014	2013	2012
	(in thousands)
U.S. Federal tax (benefit) at statutory rate	$(10,026)	$(7,133)	$(11,183)
U.S. State tax (benefit)/expense, net of federal income tax benefit	628	(360)	187
Stock compensation expense	745	574	996
Effect of differences in foreign tax rates	8,390	(30,994)	422
Effect of tax rate changes on deferred taxes	—	2,407	7
Change in deferred tax valuation allowance	1,824	38,234	11,511
Tax credits	(535)	(552)	(358)
Other	592	175	810
Total Tax Expense	$1,618	$2,351	$2,392

On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company's China subsidiaries, HUTS, through which the majority of the Company's business in China is conducted obtained the High and New Technology Enterprise Certificate, or High-tech Certificate, from the relevant approval authorities on September 19, 2008, and thereafter was approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. On September 29, 2014, HUTS's High tech Certificate re-application was approved, HUT's approval extends the reduced 15% tax rate terms for three years. However, since HUTS is currently in significant loss position, the change in tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2014, the change in deferred tax valuation allowance of $1.8 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2014 in the United States and China. In 2013, the change in deferred tax valuation allowance of $38.2 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2013 in the United States and China. In 2012, the change in deferred tax valuation allowance of $11.5 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2012 in the United States and China.

In 2014, the income tax benefit of $0.5 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2013, the income tax benefit of $0.6 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2012, the income tax benefit of $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid.